Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31,	March 31,
	2008	2007
	(Unaudited)
Operating revenue
Management fee revenue, net	$216,971	$216,020
Premiums earned	51,926	51,974
Service agreement revenue	7,391	7,418

Total operating revenue	276,288	275,412

Operating expenses
Cost of management operations	181,119	179,886
Losses and loss adjustment expenses incurred	33,760	32,234
Policy acquisition and other underwriting expenses	11,999	11,995

Total operating expenses	226,878	224,115

Investment (loss) income – unaffiliated
Investment income, net of expenses	11,672	13,978
Net realized (losses) gains on investments	(24,579)	1,890
Equity in earnings of limited partnerships	7,978	12,518

Total investment (loss) income – unaffiliated	(4,929)	28,386

Income before income taxes and equity in (losses) earnings of Erie Family Life Insurance	44,481	79,683
Provision for income taxes	14,251	24,592
Equity in (losses) earnings of Erie Family Life Insurance, net of tax	(253)	1,270

Net income	$29,977	$56,361

Net income per share:
Class A common stock – basic	$0.57	$0.97

Class A common stock – diluted	0.51	0.88

Class B common stock – basic and diluted	84.57	149.01

Weighted average shares outstanding:
Class A common stock – basic	52,827,878	57,691,289

Class A common stock – diluted	58,965,265	63,906,458

Class B common stock – basic and diluted	2,551	2,573

Dividends declared per share:
Class A common stock	$0.44	$0.40

Class B common stock	66.00	60.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31,	March 31,
	2008	2007
	(Unaudited)
Management operations
Management fee revenue	$229,599	$228,645
Service agreement revenue	7,391	7,418

Total revenue from management operations	236,990	236,063
Cost of management operations	191,660	190,385

Income from management operations	45,330	45,678

Insurance underwriting operations
Premiums earned	51,926	51,974

Losses and loss adjustment expenses incurred	33,760	32,234
Policy acquisition and other underwriting expenses	14,086	14,121

Total losses and expenses	47,846	46,355

Underwriting income	4,080	5,619

Investment operations
Investment income, net of expenses	11,672	13,978
Net realized (losses) gains on investments	(24,579)	1,890
Equity in earnings of limited partnerships	7,978	12,518
Equity in (losses) earnings of Erie Family Life Insurance	(272)	1,366

Net (loss) revenue from investment operations	(5,201)	29,752

Income before income taxes	44,209	81,049
Provision for income taxes	14,232	24,688

Net income	$29,977	$56,361

Net income per share – Class A basic	$0.57	$0.97

Net income per share – Class A diluted	0.51	0.88

Net income per share – Class B basic and diluted	84.57	149.01

Weighted average shares outstanding - Class A diluted	58,965	63,906

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. We elected the fair value measurement option for our common stock portfolio effective January 1, 2008. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized losses/gains on investments on the Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended March 31, 2008 and 2007:

	Three	Three
	months ended	months ended
	March 31,	March 31,
	2008	2007
	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$45,953	$55,133
Net realized (losses) gains on investments	(24,579)	1,890
Income tax benefit (expense) on realized (losses) gains	8,603	(662)

Realized (losses) gains, net of income taxes	(15,976)	1,228

Net income	$29,977	$56,361

	Three months	Three months
	ended	ended
	March 31,	March 31,
	2008	2007
	(Unaudited)	(Unaudited)

Per Class A share – diluted:
Operating income	$0.78	$0.86
Net realized (losses) gains on investments	(0.42)	0.03
Income tax benefit (expense) on realized (losses) gains	0.15	(0.01)

Realized (losses) gains, net of income taxes	(0.27)	0.02

Net income	$0.51	$0.88

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	March 31,	December 31,
	2008	2007
	(Unaudited)
Assets
Investments
Available-for-sale securities, at fair value:
Fixed maturities	$659,470	$703,406
Equity securities	107,967	218,270
Trading securities, at fair value	110,664	0
Other invested assets	295,019	297,059

Total investments	1,173,120	1,218,735
Cash and cash equivalents	31,201	31,070
Equity in Erie Family Life Insurance	58,977	59,046
Premiums receivable from policyholders	241,098	243,612
Receivables from affiliates	1,194,352	1,177,830
Other assets	152,208	148,330

Total assets	$2,850,956	$2,878,623

Liabilities and shareholders’ equity
Liabilities
Unpaid losses and loss adjustment expenses	$1,017,054	$1,026,531
Unearned premiums	417,298	421,263
Other liabilities	420,644	379,550

Total liabilities	1,854,996	1,827,344
Total shareholders’ equity	995,960	1,051,279

Total liabilities and shareholders’ equity	$2,850,956	$2,878,623

Book value per share	$17.10	$17.68

Shares outstanding	58,257	59,461

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three
	months ended	months ended
	March 31,	March 31,
	2008	2007
(dollars in thousands)
Property and Casualty Group insurance underwriting operations (SAP basis)
Direct underwriting results
Direct written premium	$918,396	$918,178

Premiums earned	937,819	942,157

Loss and loss adjustment expenses incurred	603,390	572,327
Policy acquisition and other underwriting expenses	254,862	257,102

Total losses and expenses	858,252	829,429

Direct underwriting income	79,567	112,728

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	210	(2,898)
Assumed involuntary	(791)	(1,364)
Less: Ceded	9,043	7,815

Nonaffiliated reinsurance underwriting loss	(9,624)	(12,077)

Net underwriting income (SAP basis)	$69,943	$100,651

Erie Indemnity insurance underwriting operations (SAP to GAAP basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%

Indemnity preliminary underwriting income (SAP basis)	$3,847	$5,536
SAP to GAAP adjustments	233	83

Indemnity underwriting income before tax (GAAP basis)	$4,080	$5,619

Property & Casualty Group (SAP basis)
Net basis:
Loss and LAE ratio	65.6%	62.3%
Underwriting ratio	27.3	27.1
Policyholder dividends ratio	0.1	0.2

Statutory combined ratio	93.0	89.6

Adjusted combined ratio, excluding profit component	88.9	85.5
Direct business:
Loss ratio points from prior accident year reserve development – redundancy	(5.3)	(10.3)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(3.3)	(3.1)

Total loss ratio points from prior accident years	(8.6)	(13.4)

Loss ratio points from catastrophes	1.6	0.5
Erie Indemnity Company
GAAP combined ratio	92.1	89.2
GAAP loss ratio points from catastrophes	1.6	0.5

SAP basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In our opinion, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three
	months ended	months ended
	March 31,	March 31,
	2008	2007
(dollars in thousands)
Statutory accounting basis	(Unaudited)
Premiums earned	$887,492	$889,551
Losses, loss adjustment expenses and
underwriting expenses	821,418	794,427

Net underwriting income	66,074	95,124
Total investment income	30,229	136,646

Income before income taxes	96,303	231,770
Federal income tax expense	60,800	71,992

Net income	$35,503	$159,778

	As of	As of
	March 31,	December 31,
	2008	2007
(dollars in thousands)
Statutory accounting basis	(Unaudited)
Cash and invested assets	$8,811,249	$8,927,997
Other assets	1,142,810	1,033,852

Total assets	$9,954,059	$9,961,849

Loss, loss adjustments expense and
unearned premium reserves	$4,826,374	$4,848,549
Other liabilities	406,574	345,776

Total liabilities	5,232,948	5,194,325

Policyholders’ surplus	4,721,111	4,767,524

Total liabilities and policyholders’ surplus	$9,954,059	$9,961,849

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months
	ended	ended
	March 31,	March 31,	%
	2008	2007	Change
(dollars in thousands)
Private passenger auto	$109,250	$108,676	0.5%
Homeowners	37,784	37,093	1.9
Commercial multi-peril	28,744	28,764	-0.1
Workers compensation	21,214	22,976	-7.7
Commercial auto	20,718	20,792	-0.4
All other lines of business	11,889	11,244	5.7

	229,599	229,545	0.0
Change in allowance for management fee returned on cancelled policies	0	(900)

Management fee revenue, net of allowance	$229,599	$228,645	0.4%

Management fee rate	25.00%	25.00%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
03/31/2006	1,636,048	(1.6)%	1,356,885	1.0%	289,964	3.6%	3,282,897	(0.1)%
06/30/2006	1,637,472	(1.3)	1,366,633	1.2	294,409	4.2	3,298,514	0.2
09/30/2006	1,636,947	(0.9)	1,373,763	1.4	298,361	4.6	3,309,071	0.5
12/31/2006	1,633,882	(0.4)	1,377,965	1.8	301,497	5.2	3,313,344	1.0
03/31/2007	1,635,714	0.0	1,384,856	2.1	305,591	5.4	3,326,161	1.3
06/30/2007	1,644,561	0.4	1,398,034	2.3	311,761	5.9	3,354,356	1.7
09/30/2007	1,649,801	0.8	1,408,114	2.5	316,786	6.2	3,374,701	2.0
12/31/2007	1,651,234	1.1	1,413,712	2.6	321,431	6.6	3,386,377	2.2
03/31/2008	1,655,869	1.2	1,420,250	2.6	325,926	6.7	3,402,045	2.3

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
03/31/2006	118,587	1.0%	214,461	2.3%	55,254	(4.7)%	90,301	2.8%	478,603	1.2%
06/30/2006	119,471	0.9	217,134	2.4	54,871	(4.4)	91,568	2.9	483,044	1.3
09/30/2006	119,555	0.8	217,763	2.3	54,379	(4.4)	92,687	2.9	484,384	1.2
12/31/2006	119,801	0.9	218,542	2.4	53,923	(4.1)	92,687	2.7	484,953	1.3
03/31/2007	119,907	1.1	219,300	2.3	53,498	(3.2)	92,857	2.8	485,562	1.5
06/30/2007	121,587	1.8	223,670	3.0	53,955	(1.7)	94,612	3.3	493,824	2.2
09/30/2007	122,154	2.2	226,302	3.9	54,341	(0.1)	96,167	3.8	498,964	3.0
12/31/2007	122,558	2.3	228,214	4.4	54,720	1.5	96,464	4.1	501,956	3.5
03/31/2008	122,882	2.5	229,577	4.7	54,927	2.7	96,511	3.9	503,897	3.8

		12-mth.
	Total All	growth
Date	Lines	rate
03/31/2006	3,761,500	0.1%
06/30/2006	3,781,558	0.4
09/30/2006	3,793,455	0.6
12/31/2006	3,798,297	1.0
03/31/2007	3,811,723	1.3
06/30/2007	3,848,180	1.8
09/30/2007	3,873,665	2.1
12/31/2007	3,888,333	2.4
03/31/2008	3,905,942	2.5

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
03/31/2006	90.1%	88.0%	88.6%	85.9%	86.0%	86.2%	88.8%
06/30/2006	90.3	87.7	88.9	85.9	85.9	86.5	89.0
09/30/2006	90.5	87.8	89.2	86.0	85.8	86.7	89.2
12/31/2006	90.8	87.7	89.4	86.0	85.7	87.1	89.5
03/31/2007	91.0	88.0	89.7	86.1	86.2	87.2	89.7
06/30/2007	91.1	88.1	89.9	86.0	86.3	87.6	89.9
09/30/2007	91.3	88.2	90.1	86.1	86.8	87.5	90.0
12/31/2007	91.5	88.2	90.3	86.0	86.8	87.8	90.2
03/31/2008	91.6	88.4	90.5	86.5	87.6	87.9	90.4

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
03/31/2006	$1,161	(2.7)%	$539	(2.4)%	$349	0.6%	$832	(3.0)%
06/30/2006	1,140	(3.9)	535	(2.6)	348	0.6	818	(3.9)
09/30/2006	1,122	(4.8)	530	(2.9)	348	0.3	806	(4.7)
12/31/2006	1,110	(5.5)	526	(3.1)	349	0.3	797	(5.2)
03/31/2007	1,100	(5.3)	524	(2.8)	349	0.0	791	(4.9)
06/30/2007	1,094	(4.0)	520	(2.8)	351	0.9	786	(3.9)
09/30/2007	1,093	(2.6)	519	(2.1)	352	1.1	783	(2.9)
12/31/2007	1,092	(1.6)	518	(1.5)	353	1.1	782	(1.9)
03/31/2008	1,091	(0.8)	518	(1.1)	354	1.4	781	(1.3)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers Comp.	change	CML* Lines	change	Lines	change
03/31/2006	$2,778	(0.8)%	$6,270	4.4%	$1,710	(0.6)%	$2,501	(0.5)%
06/30/2006	2,730	(1.8)	6,143	0.7	1,676	(1.9)	2,444	(2.4)
09/30/2006	2,705	(3.0)	6,047	(0.9)	1,669	(1.5)	2,416	(3.0)
12/31/2006	2,687	(3.4)	5,985	(3.7)	1,657	(2.8)	2,393	(4.3)
03/31/2007	2,664	(4.1)	5,914	(5.7)	1,641	(4.0)	2,365	(5.4)
06/30/2007	2,627	(3.8)	5,901	(3.9)	1,616	(3.6)	2,333	(4.5)
09/30/2007	2,600	(3.9)	5,780	(4.4)	1,592	(4.6)	2,295	(5.0)
12/31/2007	2,577	(4.1)	5,602	(6.4)	1,581	(4.6)	2,262	(5.5)
03/31/2008	2,568	(3.6)	5,453	(7.8)	1,576	(4.0)	2,240	(5.3)

		12-mth.
	Total All	percent
Date	Lines	change
03/31/2006	$1,044	(2.1)%
06/30/2006	1,026	(3.3)
09/30/2006	1,011	(4.2)
12/31/2006	1,001	(4.8)
03/31/2007	991	(5.1)
06/30/2007	984	(4.1)
09/30/2007	978	(3.3)
12/31/2007	973	(2.8)
03/31/2008	969	(2.2)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended				Three Months ended
	March 31, 2008				March 31, 2007
		Prior Year**		Current		Prior Year**		Current
		Reserve		Accident		Reserve		Accident
	Calendar*	Development		Year		Development		Year
		Deficiency	Catastrophe	Excluding	Calendar*	Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year	(Redundancy)	Losses	Catastrophes

Private passenger quto	85.0%	-11.2%	0.1%	96.1%	83.8%	-14.4%	0.0%	98.2%
Homeowners	90.5%	-1.3%	1.2%	90.6%	78.1%	-9.1%	0.5%	86.7%
Other personal lines	59.6%	-16.9%	0.1%	76.4%	78.9%	-5.9%	0.0%	84.8%
Total personal lines	85.3%	-8.7%	1.3%	92.7%	81.8%	-12.6%	0.5%	93.9%
Commercial multi-peril	109.1%	13.2%	0.3%	95.6%	93.7%	-1.0%	0.0%	94.7%
Commercial auto	62.9%	-23.9%	0.0%	86.8%	77.9%	-12.3%	0.0%	90.2%
Workers compensation	90.5%	4.8%	0.0%	85.7%	102.8%	0.5%	0.0%	102.3%
Other commercial lines	117.2%	45.2%	0.0%	72.0%	45.4%	-24.8%	0.0%	70.2%
Total commercial lines	91.7%	2.8%	0.3%	88.6%	88.7%	-5.2%	0.0%	93.9%
Grand total – direct business only	87.3%	-5.3%	1.6%	91.0%	84.0%	-10.3%	0.5%	93.8%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.